Exhibit 10.79

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SEVENTH ADDENDUM TO

ADCENTER LICENSE, HOSTING AND SUPPORT AGREEMENT

This Seventh Addendum is entered into by and between IAC Search & Media, Inc., a Delaware corporation (“Partner”) and LookSmart, Ltd., a Delaware corporation (“LookSmart”) and is the seventh addendum to that certain AdCenter License, Hosting and Support Agreement by and between Partner and LookSmart entered into as of May 16th, 2005, as amended by the parties in six prior addenda (collectively, the “Agreement”). This Seventh Addendum is effective as of October 1, 2010 (the “Addendum Effective Date”).

WHEREAS, the parties entered into the Agreement on May 16, 2005;

WHEREAS, the parties amended the Agreement in six addenda dated January 2006, June 2006, January 2007, June 2007, March 2008, and December 2009; and

WHEREAS, the parties now wish to amend the Agreement to, among other things, extend the Term and modify the Subscription Payment under the Agreement.

NOW THEREFORE, for good and adequate consideration, the receipt of which is acknowledged, the parties agree as follows:

1.	All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

2.	Paragraphs 3(a) and 3(h) are hereby deleted in their entirety and replaced with the following:

“Subscription Payment. Partner shall pay to LookSmart the following Subscription Payment in each calendar month during the Term and Extended Term. For the avoidance of doubt, the payments described in this section shall be due and payable (at the time specified in Section 3(d) below) beginning on October 1, 2010.

Time Period	Subscription Payment
October 2010 and Extended Term	[ *** ]

Notwithstanding the foregoing Subscription Payment terms, the following caveats shall apply:

a)	The Gross Revenue Payment shall be calculated as [ *** ] of all Gross Revenue and Third Party Gross Revenue collected by Partner during the calendar month only up to a maximum Gross Revenue Payment of [ *** ] per month. For any Gross Revenue Payment in excess of [ *** ] in any given month, the percentage of Gross Revenue and Third Party Gross Revenue shall be [ *** ] of Gross Revenue and Third Party Gross Revenue collected by Partner;

b)	For calendar month when[ *** ] of all Gross Revenue and Third Party Gross Revenue collected by Partner amounts to less than [ *** ], and the Monthly Minimum Payment is payable, any fees payable by Partner under the Termination Assistance Agreement shall be applied towards the Monthly Minimum payment. By way of example, if the Gross Revenue Payment in a given month due to LookSmart is [ *** ], then Partner will not be entitled to apply a Termination Assistance Services payment towards the Subscription Payment. If the Gross Revenue Payment due to LookSmart would have been [ *** ] but for the Monthly Minimum Payment, Partner will be entitled to apply [ *** ] of Termination Assistance payments towards the Subscription Payment (the Monthly Minimum Payment minus the Gross Revenue Payment not to exceed [ *** ]). If the Gross Revenue Payment due to LookSmart would have been [ *** ] but for the Monthly Minimum Payment, Partner will be entitled to apply [ *** ] of Termination Assistance payments towards the Subscription Payment.”

3.	Paragraph 8(a) of the Agreement is deleted in its entirety and replaced with the following:

“Term. The term of this Agreement (the “Term”) will begin on the Effective Date and will end on October 31, 2010. Thereafter, Partner may extend the Term in one-month intervals up to a maximum of six months by providing thirty (30) days prior written notice to LookSmart (the “Extended Term”).”

4.	Except as expressly modified herein, the Agreement shall remain in full force and effect.

Partner By: /s/ James Speer Name: James Speer Title: President, Advertising Networks Date: 9/29/2010	LookSmart By: /s/ Bert Knorr Name: Bert Knorr Title: VP Technology Date: 9/30/2010

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.